UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2016

MACQUARIE LEASING PTY LIMITED

(Exact name of Registrant, Depositor and Sponsor as specified in its charter)

Central Index Key Number of Registrant and Sponsor: 0001549785

Commission File Number of Registrant and Sponsor: 333-207127

SMART ABS SERIES 2016-2US TRUST

(Exact name of Issuing Entity as specified in its respective charter)

Central Index Key Number of Issuing Entity: 0001685342

Commission File Number of Issuing Entity: 333-207127-01

Australia	98-6080053
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Level 3 9 Hunter Street Sydney, NSW 2000, Australia	Not Applicable
(Address of principal executive offices)	(Zip Code)

+ 61 (2) 8232-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the issuance by Perpetual Trustee Company Limited, in its capacity as trustee of SMART ABS Series 2016-2US Trust (the “Trust”, and Perpetual Trustee Company Limited in that capacity, the “Issuer Trustee”) of the asset backed securities (the “US$ Notes”) described in the Prospectus, dated October 6, 2016 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) by Macquarie Leasing Pty Limited, as registrant (the “Registrant”), the Registrant entered into an US$ Underwriting Agreement on October 6, 2016, among J.P. Morgan Securities LLC, individually and as representative of the several underwriters named therein, the Registrant, Macquarie Securities Management Pty Limited and the Issuer Trustee, for the issuance and sale of the US$ Notes. The US$ Notes have an aggregate scheduled principal balance of $500,000,000. The US$ Notes have been registered pursuant to the Securities Act of 1933, as amended, under a registration statement (the “Registration Statement”) on Form SF-3, as amended (File Number: 333-207127). The US$ Notes will be issued on or about October 14, 2016 (the “Closing Date”).

Item 8.01	Other Events

In connection with the issuance and sale of the US$ Notes described in the Prospectus dated October 6, 2016, the Registrant is filing the documents listed in Item 9.01(d) below.

In connection with the offering of the US$ Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01	Financial Statement and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits:

Exhibit No.	Document Description

1.1	US$ Underwriting Agreement, dated October 6, 2016, among J.P. Morgan Securities LLC, individually and as representative of the several underwriters named therein, Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

4.1	Conformed SMART ABS Trusts Master Trust Deed, dated March 11, 2002, between Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated February 27, 2007, September 29, 2008, October 13, 2009, February 24, 2012, September 25, 2012 and September 25, 2015.

4.2	SMART ABS Series 2016-2US Trust Trust Creation Deed, dated September 14, 2016, made by Perpetual Trustee Company Limited.

4.3	Conformed SMART ABS Trusts Master Security Trust Deed, dated February 27, 2007, among P.T. Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated October 29, 2007, September 29, 2008, February 24, 2012, September 25, 2012 and September 25, 2015.

4.4	SMART ABS Series 2016-2US Trust General Security Deed, dated September 29, 2016, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, The Bank of New York Mellon and P.T. Limited.

4.5	SMART ABS Series 2016-2US Trust US$ Note Trust Deed (including US$ Note Terms and Conditions), dated September 29, 2016, among The Bank of New York Mellon, Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

4.6	SMART ABS Series 2016-2US Trust Series Supplement, dated September 29, 2016, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, Macquarie Bank Limited and Macquarie Leasing Pty Limited.

10.2	SMART ABS Series 2016-2US Trust Agency Agreement, dated September 29, 2016, among The Bank of New York Mellon, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

10.3	SMART ABS Series 2016-2US Trust Currency Swap Agreement relating to the US$ Notes (including the Schedule and Credit Support Annex as defined in that agreement), dated as of dated September 29, 2016, among Australia and New Zealand Banking Group Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of each Confirmation relating to such agreement, to be effective on October 14, 2016.

10.4	SMART ABS Series 2016-2US Trust Fixed Rate Swap Agreement (including the Schedule and Credit Support Annex as defined in that agreement), dated September 29, 2016, among Macquarie Bank Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of the Confirmation relating to such agreement, to be effective on October 14, 2016.

10.5	SMART ABS Series 2016-2US Trust Regulation AB Compliance Agreement, dated September 29, 2016, amongst Perpetual Trustee Company Limited, Macquarie Securities Management Pty Limited, Macquarie Leasing Pty Limited, Macquarie Bank Limited, Australia and New Zealand Banking Group Limited and The Bank of New York Mellon.

10.6	SMART ABS Series 2016-2US Asset Representations Review Agreement, to be dated the Closing Date, amongst Perpetual Trustee Company Limited, Macquarie Securities Management Pty Limited, Macquarie Leasing Pty Limited and Clayton Fixed Income Services LLC.

36.1	Depositor Certification, dated October 6, 2016, for shelf offerings of asset-backed securities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACQUARIE LEASING PTY LIMITED

By:	/s/ Karleen Munns
	Name:	Karleen Munns
	Title:	Director

Date: October 6, 2016

EXHIBITS INDEX

Exhibit No.	Document Description

1.1	US$ Underwriting Agreement, dated October 6, 2016, among J.P. Morgan Securities LLC, individually and as representative of the several underwriters named therein, Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

4.1	Conformed SMART ABS Trusts Master Trust Deed, dated March 11, 2002, between Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated February 27, 2007, September 29, 2008, October 13, 2009, February 24, 2012, September 25, 2012 and September 25, 2015.

4.2	SMART ABS Series 2016-2US Trust Trust Creation Deed, dated September 14, 2016, made by Perpetual Trustee Company Limited.

4.3	Conformed SMART ABS Trusts Master Security Trust Deed, dated February 27, 2007, among P.T. Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited, as amended by Deeds of Amendment dated October 29, 2007, September 29, 2008, February 24, 2012, September 25, 2012 and September 25, 2015.

4.4	SMART ABS Series 2016-2US Trust General Security Deed, dated September 29, 2016, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, The Bank of New York Mellon and P.T. Limited.

4.5	SMART ABS Series 2016-2US Trust US$ Note Trust Deed (including US$ Note Terms and Conditions), dated September 29, 2016, among The Bank of New York Mellon, Macquarie Leasing Pty Limited, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

4.6	SMART ABS Series 2016-2US Trust Series Supplement, dated September 29, 2016, among Macquarie Securities Management Pty Limited, Perpetual Trustee Company Limited, Macquarie Bank Limited and Macquarie Leasing Pty Limited.

10.2	SMART ABS Series 2016-2US Trust Agency Agreement, dated September 29, 2016, among The Bank of New York Mellon, Macquarie Securities Management Pty Limited and Perpetual Trustee Company Limited.

10.3	SMART ABS Series 2016-2US Trust Currency Swap Agreement relating to the US$ Notes (including the Schedule and Credit Support Annex as defined in that agreement), dated as of dated September 29, 2016, among Australia and New Zealand Banking Group Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of each Confirmation relating to such agreement, to be effective on October 14, 2016.

10.4	SMART ABS Series 2016-2US Trust Fixed Rate Swap Agreement (including the Schedule and Credit Support Annex as defined in that agreement), dated September 29, 2016, among Macquarie Bank Limited, Perpetual Trustee Company Limited and Macquarie Securities Management Pty Limited, together with an executed copy of the Confirmation relating to such agreement, to be effective on October 14, 2016.

10.5	SMART ABS Series 2016-2US Trust Regulation AB Compliance Agreement, dated September 29, 2016, amongst Perpetual Trustee Company Limited, Macquarie Securities Management Pty Limited, Macquarie Leasing Pty Limited, Macquarie Bank Limited, Australia and New Zealand Banking Group Limited and The Bank of New York Mellon.

10.6	SMART ABS Series 2016-2US Asset Representations Review Agreement, to be dated the Closing Date, amongst Perpetual Trustee Company Limited, Macquarie Securities Management Pty Limited, Macquarie Leasing Pty Limited and Clayton Fixed Income Services LLC.

36.1	Depositor Certification, dated October 6, 2016, for shelf offerings of asset-backed securities